SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): June 4, 2003

K2 INC.

(Exact name of the registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2051 PALOMAR AIRPORT ROAD, CARLSBAD, CA	92009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 494-1000

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release dated June 5, 2003, announcing private placement of senior convertible notes.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2003	K2 INC.

	By:	/s/ MONTE H. BAIER
Monte H. Baier Vice President and General Counsel

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